UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2021

Kirby Corporation
(Exact name of Registrant as Specified in Charter)

Nevada	1-7615	74-1884980
(State or other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Waugh Drive, Suite 1000, Houston, Texas	77007
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (713) 435-1000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KEX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
 Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 25, 2021, the Company entered into individual incentive and retention award agreements (“Agreement” or “Agreements”) with each of David W. Grzebinski, Christian G. O’Neil, and Joseph H. Reniers.  The Agreements are intended to incentivize each of Messrs. Grzebinski, O’Neil, and Reniers to remain with and be committed to the success of the Company.  Each Agreement provides for payment of a cash retention bonus and an award of restricted stock units under the Company’s 2005 Stock and Incentive Plan.  The cash retention bonus amounts vest in three equal annual installments beginning on December 15, 2021, and the restricted stock award cliff vests on January 24, 2024, subject to the terms of the Agreements, including the continued employment with the Company on the respective vesting dates.

The terms of the Agreement for each such named executive officer are substantially similar except with regard to the amount of the cash retention bonus and the number of restricted stock units included in the retention award.  For Mr. Grzebinski, the total cash retention bonus amount is $1,250,000 and the total number of restricted stock units awarded is 24,626.  For Mr. O’Neil, the total cash retention bonus amount is $375,000, and the total number of restricted stock units is 9,850.  For Mr. Reniers, the total cash retention bonus amount is $375,000, and the total number of restricted stock units is 9,850.

The foregoing summary of the terms of the incentive and retention award agreements is qualified in its entirety by reference to the copy of the agreements filed as Exhibits 10.1, 10.2, and 10.3 to this report.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits:

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1	Incentive and Retention Award Agreement of David W. Grzebinski dated February 25, 2021
10.2	Incentive and Retention Award Agreement of Christian G. O’Neil dated February 25, 2021
10.3	Incentive and Retention Award Agreement of Joseph H. Reniers dated February 25, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIRBY CORPORATION

	By:	/s/ William G. Harvey
William G. Harvey
Executive Vice President and Chief Financial Officer

Date: February 26, 2021